UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period:	December 1, 2012 — May 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

**PEYAX**

# Putnam Equity Income Fund

## Semiannual report 5|31|13

A world of investing.™

Putnam Investments

**VALUE FUNDS** look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Semiannual report
5 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Some steadiness has returned to the investing environment, as many economies around the world are either improving or stabilizing. The U.S. equity market achieved record highs in the second quarter, as the nation’s economy slowly healed. Unemployment, housing, and consumer confidence data in the United States have all improved since the beginning of the year. State finances are faring better as well, although the ultimate consequences of federal budget sequestration on state economies remain to be measured.

Against this backdrop of perceived economic progress, the Federal Reserve indicated that it may taper its monetary-easing and asset-purchasing policies. This posed challenges for markets that had become accustomed to the extraordinary programs put in place by the central bank.

Putnam’s investment teams bring astute analysis of key market and policy-related risks to the task of finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery. Our fixed-income managers, in particular, are cognizant of the risks of Fed policy changes and actively manage the funds to deal with the impact of the changes. When combined with the guidance of a financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk, we believe Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

"I share the investment approach that has been the cornerstone of the fund since its inception — seeking a combination of growth and income potential for investors while employing disciplined risk management."

Darren A. Jaroch, CFA
Portfolio Manager

A two-part search for promising stocks

In strong markets as well as challenging times, the fund has combined the income potential of dividend-paying companies with the growth potential of undervalued stocks.

Dividend-paying companies for income potential

The fund invests in companies that pay dividends — which are excess profits distributed to shareholders. In addition to their income potential, dividends can be a sign that a company's management is confident in the ongoing health of the business.

Dividends have historically represented a significant portion of the total return of S&P 500 companies.

9.7%

S&P 500 Index annual return (1926–2012)

- **4.1%** from dividends
- **5.6%** from capital appreciation

Source: S&P Dow Jones.
There are no guarantees that a company will continue to pay dividends.

Value stocks for growth potential

Darren seeks growth potential from stocks of large and midsize U.S. companies. He looks for attractively priced stocks that he believes will appreciate as the market recognizes their long-term worth.

The fund's portfolio has a lower price/earnings ratio — meaning its stocks are generally less expensive — than the broader market.

Price/earnings ratio

Putnam Equity Income Fund
18.05x
S&P 500 Index
19.15x

Trailing 12 months as of 5/31/13.

2 Equity Income Fund

Equity Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Equity Income Fund

Interview with your fund’s portfolio manager

Darren, what can you tell us about the investing environment for the six months ended May 31, 2013?

This was an incredibly strong period for equities. The U.S. stock market continued its surge with almost no meaningful pullbacks during the six months, while major market indexes reached new milestones. In fact, on May 21, just before the close of the semiannual period, the S&P 500 Index, a broad measure of stock market performance, closed at an all-time high. Dividend growth has also been positive, with companies across many sectors increasing the amount of cash they distribute to shareholders.

Also notable for the period was a shift in performance between cyclical and defensive stocks. For some time, investors had been favoring defensive stocks, which tend to be perceived as “safe havens,” particularly in turbulent markets. However, even as the market rallied in 2012, defensive stocks outperformed, which is not typical. Finally, over the past six months, stocks in cyclical sectors — those that tend to move in line with the economy — started to outperform.

How did the fund perform in this environment?

For the period, the fund delivered a solid positive return, but slightly underperformed its benchmark, the Russell 1000 Value Index. I am pleased to report that the fund’s return was solidly higher than the average return for

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/13. See pages 4 and 10-12 for additional fund performance information. Index descriptions can be found on pages 14–15.

Equity Income Fund	5

funds in its Lipper peer group, which I believe is due to our greater focus on cyclical stocks.

It is important to note that we are stock-specific in our investing style — we invest based on research and analysis of individual companies rather than broader economic or market trends. Our stock selection was the primary driver of returns across all sectors during the semiannual period. Sectors that worked well for the fund were energy and basic materials, while technology and health-care holdings were weaker.

What were some examples of stocks or strategies that helped performance versus the index?

Although it was a fairly languid period for energy stocks, this sector was a highlight for the fund due to our stock selection strategies. The biggest contribution to performance for the period came from our decision to hold a small position, relative to the benchmark, in Exxon Mobil. At the same time, our decision to maintain an overweight position in Marathon Petroleum was beneficial. A top contributor to fund performance for the previous fiscal year, Marathon shares continued to deliver strength over the past six months. The company, a spin-off from Marathon Oil Corporation that focuses on refining, has been well positioned — literally — to take advantage of robust supplies of heavy crude oil in the Midwest, where Marathon’s refinery operations are concentrated.

Swift Transportation, a trucking and logistics company, was also a top performer. [This holding is a convertible preferred stock, listed in the portfolio as Swift Mandatory Common Exchange Security Trust.] The company has been cutting costs, improving its profit margins, and focusing on segments of the business that are less capital-intensive than

Allocations are represented as a percentage of the fund’s net assets as of 5/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Equity Income Fund

trucking. While investors have taken notice of these fundamental improvements for the company, improving sentiment about the economy has also helped, boosting volumes and utilization for the trucking industry.

Another contributor to fund performance was the stock of State Street Corporation, a financial products and services company. Rising interest rates and the bull market for stocks have boosted a number of State Street’s businesses, including its securities lending and asset management divisions. In addition, the company’s focus on cost-cutting has helped improve profit margins.

Could you discuss some stocks that detracted from returns versus the benchmark?

Within the fund’s portfolio, the technology sector was a top detractor, due primarily to an overweight position in Apple and our decision to avoid the stock of Hewlett-Packard. While Apple was a disappointment for the period, we believe it provides a classic example of what value investors look for — out-of-favor stocks whose prices don’t reflect their long-term worth. Apple’s stock price has declined considerably as investors grew concerned about its ability to continue delivering groundbreaking, innovative products. In addition, its price multiple — a measure of how much investors are willing to pay for its earnings potential — has contracted. Throughout the period, we added Apple to the portfolio, taking advantage of what we believe is an attractive price for a company that still offers attractive long-term growth

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Equity Income Fund	7

prospects. Another positive development, in our view, is Apple’s willingness to return cash to shareholders in the form of buybacks and dividends.

Our decision to avoid the stock of Hewlett-Packard detracted from the fund’s performance as the stock rebounded significantly. We sold the stock from the portfolio last year, a decision that proved beneficial as the company’s earnings were hurt by a global decline in demand for its core products, PCs and printers. Also, the company took a significant write-down on its acquisition of Autonomy, a search software company. Over the past six months, however, the stock surged as investors sensed that the company’s worst news was behind it and that a restructuring of the company is likely. At the close of the period, we continued to avoid this stock, seeking greater improvement in company fundamentals before considering it for the portfolio again.

Another disappointment in the fund’s portfolio was the stock of health-care company Baxter International. The stock’s decline was primarily due to weak operating margins as well as the announcement that the company was halting late-stage trials of a potential treatment for Alzheimer’s disease. We believe this was a short-term setback for a company with an otherwise promising drug pipeline, and Baxter remained in the portfolio at the close of the period.

As the fund enters the second half of its fiscal year, what is your outlook?

As an equity investor, of course I have been pleased with the performance of the market and the improvement in investor sentiment. However, given the speed with which stocks have advanced and the lack of any significant

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Equity Income Fund

volatility, I would describe my outlook as cautious for the short term.

We are seeing what I believe is legitimate economic expansion in the United States, although it is slower than expected, and investors are less jittery about risks that had been distracting them, such as slowing growth in China, recession in Europe, and U.S. government budget challenges. One notable risk that remains, in my view, is the possibility of a dramatic spike in interest rates, particularly if the Federal Reserve communicates its plans for tapering bond-buying programs in a way that unnerves investors. I view this as a short-term risk, however, and my long-term view remains constructive for equity investing. While volatility for stocks is certainly possible in the coming months, it is important to remember that retrenchment can be healthy for the market.

Thank you, Darren, for this update and your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

Assistant Portfolio Manager Walter D. Scully has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Ohio State University. A Certified Public Accountant, he has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

The World Bank has downgraded its outlook for global economic growth, projecting a somewhat slower expansion in 2013 due to Europe’s deeper-than-expected recession and a recent deceleration in emerging-market economies. In its twice-yearly Global Economic Prospects report, the World Bank forecast that global GDP will increase 2.2% this year, a cut to its January outlook of 2.4%. This pace would constitute an approximate continuation of 2012’s moderate growth pace of 2.3%. The world’s large developing economies, such as Brazil, China, India, and Russia, continue to experience less rapid growth than they did before the 2008 global financial crisis and will likely need to stay focused on structural reforms to maintain expansion. China’s economy, in particular, is decelerating, with experts now anticipating that the world’s second-largest economy could experience its slowest growth rate in 23 years. In its report, the World Bank said debt-related uncertainties surrounding the eurozone and fiscal questions in the United States should have less impact on global economic growth in coming years.

Equity Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.21%	10.02%	9.28%	9.28%	9.38%	9.38%	9.55%	9.44%	9.93%	10.32%	10.32%	10.32%

10 years	135.66	122.11	118.71	118.71	118.63	118.63	124.18	116.34	129.75	142.04	142.20	141.71
Annual average	8.95	8.31	8.14	8.14	8.14	8.14	8.41	8.02	8.67	9.24	9.25	9.23

5 years	42.48	34.29	37.22	35.22	37.20	37.20	38.91	34.05	40.71	44.47	44.57	44.27
Annual average	7.34	6.07	6.53	6.22	6.53	6.53	6.79	6.04	7.07	7.64	7.65	7.61

3 years	63.22	53.83	59.74	56.74	59.63	59.63	60.87	55.24	62.01	64.77	64.88	64.55
Annual average	17.74	15.44	16.90	16.16	16.87	16.87	17.17	15.79	17.45	18.11	18.14	18.06

1 year	36.94	29.06	35.92	30.92	35.90	34.90	36.21	31.44	36.61	37.53	37.62	37.35

6 months	19.03	12.18	18.58	13.58	18.58	17.58	18.68	14.53	18.87	19.30	19.35	19.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Equity Income Fund

Comparative index returns For periods ended 5/31/13

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	10.73%

10 years	116.29%	119.47
Annual average	8.02	8.11

5 years	26.00	28.62
Annual average	4.73	5.09

3 years	58.47	55.70
Annual average	16.59	15.88

1 year	32.71	25.23

6 months	19.35	15.08

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/13, there were 381, 344, 265, 235, 119, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	2		2	2	2		2	2	2	2

Income	$0.216		$0.149	$0.152	$0.173		$0.193	$0.249	$0.257	$0.238

Capital gains

Long-term gains	0.504		0.504	0.504	0.504		0.504	0.504	0.504	0.504

Short-term gains	—		—	—	—		—	—	—	—

Total	$0.720		$0.653	$0.656	$0.677		$0.697	$0.753	$0.761	$0.742

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

11/30/12	$17.25	$18.30	$17.09	$17.11	$17.09	$17.71	$17.15	$17.26	$17.26	$17.26

5/31/13	19.70	20.90	19.51	19.53	19.50	20.21	19.58	19.72	19.72	19.71

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	1.62%	1.53%	0.92%	0.98%	1.19%	1.15%	1.39%	1.97%	2.05%	1.85%

Current 30-day
SEC yield [2]	N/A	1.20	0.53	0.53	N/A	0.75	1.03	1.66	1.74	1.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Equity Income Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.15%	9.97%	9.22%	9.22%	9.32%	9.32%	9.50%	9.39%	9.88%	10.27%	10.27%	10.26%

10 years	130.89	117.61	114.26	114.26	114.20	114.20	119.63	111.95	125.15	137.28	137.50	136.88
Annual average	8.73	8.09	7.92	7.92	7.91	7.91	8.19	7.80	8.45	9.02	9.03	9.01

5 years	54.37	45.49	48.59	46.59	48.64	48.64	50.50	45.23	52.39	56.58	56.73	56.32
Annual average	9.07	7.79	8.24	7.95	8.25	8.25	8.52	7.75	8.79	9.38	9.40	9.35

3 years	72.78	62.84	68.86	65.86	68.84	68.84	70.17	64.22	71.51	74.37	74.53	74.08
Annual average	20.00	17.65	19.08	18.37	19.08	19.08	19.39	17.98	19.70	20.36	20.40	20.30

1 year	29.24	21.81	28.27	23.27	28.27	27.27	28.63	24.13	28.97	29.77	29.89	29.56

6 months	15.26	8.63	14.84	9.84	14.86	13.86	15.01	10.98	15.15	15.53	15.59	15.40

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 11/30/12	1.09%	1.84%	1.84%	1.59%	1.34%	0.70%*	0.60%*	0.84%

Annualized expense ratio for the
six-month period ended 5/31/13	1.04%	1.79%	1.79%	1.54%	1.29%	0.67%	0.57%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.03% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and R6 shares have been annualized.

12	Equity Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2012, to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.68	$9.75	$9.75	$8.40	$7.04	$3.66	$3.12	$4.32

Ending value (after expenses)	$1,190.30	$1,185.80	$1,185.80	$1,186.80	$1,188.70	$1,193.00	$1,193.50	$1,191.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2013, use the following calculation method. To find the value of your investment on December 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.24	$9.00	$9.00	$7.75	$6.49	$3.38	$2.87	$3.98

Ending value (after expenses)	$1,019.75	$1,016.01	$1,016.01	$1,017.25	$1,018.50	$1,021.59	$1,022.09	$1,020.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Equity Income Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current

14	Equity Income Fund

investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2013, Putnam employees had approximately $385,000,000 and the Trustees had approximately $92,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Equity Income Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Equity Income Fund

The fund’s portfolio 5/31/13 (Unaudited)

COMMON STOCKS (92.9%)*	Shares	Value

Aerospace and defense (6.2%)
General Dynamics Corp.	459,300	$35,412,030

Honeywell International, Inc.	537,700	42,187,942

L-3 Communications Holdings, Inc. S	480,140	40,855,113

Northrop Grumman Corp.	1,354,790	111,621,148

Raytheon Co.	222,100	14,800,744

United Technologies Corp.	366,200	34,752,380

		279,629,357
Auto components (2.2%)
Autoliv, Inc. (Sweden) S	248,140	19,469,064

Delphi Automotive PLC (United Kingdom) S	781,200	38,130,372

Johnson Controls, Inc.	223,200	8,338,752

TRW Automotive Holdings Corp. †	499,380	31,635,723

		97,573,911
Automobiles (0.8%)
Ford Motor Co.	2,232,740	35,009,363

		35,009,363
Beverages (1.7%)
Coca-Cola Enterprises, Inc.	1,247,400	46,353,384

Dr. Pepper Snapple Group, Inc.	692,300	31,831,954

		78,185,338
Building products (0.3%)
Owens Corning, Inc. †	323,200	14,123,840

		14,123,840
Capital markets (3.4%)
Charles Schwab Corp. (The)	1,851,300	36,766,818

Invesco, Ltd.	737,500	24,883,250

State Street Corp. S	1,417,380	93,802,208

		155,452,276
Chemicals (2.5%)
Ashland, Inc.	495,560	44,065,195

Celanese Corp. Ser. A	291,500	14,385,525

LyondellBasell Industries NV Class A S	823,700	54,899,605

		113,350,325
Commercial banks (2.3%)
Popular, Inc. (Puerto Rico) †	360,580	10,817,400

U.S. Bancorp	1,249,700	43,814,482

Wells Fargo & Co.	1,227,640	49,780,802

		104,412,684
Commercial services and supplies (1.0%)
ADT Corp. (The) †	563,465	22,871,044

Tyco International, Ltd.	737,330	24,929,127

		47,800,171
Communications equipment (1.8%)
Cisco Systems, Inc.	3,420,250	82,359,620

		82,359,620
Computers and peripherals (2.6%)
Apple, Inc.	72,600	32,646,768

EMC Corp. †	1,710,300	42,347,028

SanDisk Corp. †	723,410	42,695,658

		117,689,454

Equity Income Fund	17

COMMON STOCKS (92.9%)* cont.	Shares	Value

Consumer finance (0.7%)
Capital One Financial Corp.	290,700	$17,712,351

Discover Financial Services	335,200	15,891,832

		33,604,183
Containers and packaging (0.3%)
Sealed Air Corp.	549,800	13,206,196

		13,206,196
Diversified financial services (7.8%)
Bank of America Corp.	2,134,200	29,153,172

Citigroup, Inc.	2,406,123	125,094,335

CME Group, Inc.	809,200	54,968,956

JPMorgan Chase & Co.	2,312,600	126,244,834

McGraw-Hill Cos., Inc. (The)	368,870	20,121,859

		355,583,156
Diversified telecommunication services (1.7%)
AT&T, Inc. S	779,200	27,264,208

CenturyLink, Inc. S	721,100	24,625,565

Verizon Communications, Inc.	571,970	27,729,106

		79,618,879
Electric utilities (2.1%)
American Electric Power Co., Inc.	552,700	25,324,714

Edison International	258,800	11,889,272

FirstEnergy Corp.	754,000	29,413,540

NextEra Energy, Inc.	338,900	25,627,618

PPL Corp.	75,100	2,230,470

		94,485,614
Food and staples retail (2.2%)
CVS Caremark Corp.	764,500	44,019,910

Kroger Co. (The)	599,200	20,175,064

Walgreen Co.	719,700	34,372,872

		98,567,846
Food products (1.0%)
Bunge, Ltd. S	271,600	18,903,360

Kraft Foods Group, Inc.	468,200	25,811,866

Pinnacle Foods, Inc. †	118,650	2,914,044

		47,629,270
Health-care equipment and supplies (4.2%)
Baxter International, Inc.	1,270,400	89,347,232

Covidien PLC	746,025	47,447,190

St. Jude Medical, Inc. S	668,900	28,916,547

Zimmer Holdings, Inc. S	339,100	26,622,741

		192,333,710
Health-care providers and services (2.9%)
CIGNA Corp.	1,401,300	95,148,270

UnitedHealth Group, Inc.	612,100	38,335,823

		133,484,093
Household durables (0.2%)
Taylor Morrison Home Corp. Class A †	363,976	9,401,500

		9,401,500
Independent power producers and energy traders (0.9%)
Calpine Corp. †	1,268,100	25,755,111

NRG Energy, Inc.	523,700	13,364,824

		39,119,935

18	Equity Income Fund

COMMON STOCKS (92.9%)* cont.	Shares	Value

Insurance (8.1%)
American International Group, Inc. †	1,163,153	$51,713,782

Aon PLC	493,800	31,440,246

Everest Re Group, Ltd.	154,260	19,993,639

Hartford Financial Services Group, Inc. (The)	219,000	6,707,970

MetLife, Inc.	2,344,770	103,662,282

PartnerRe, Ltd. S	509,550	46,190,708

Validus Holdings, Ltd.	1,307,490	47,213,464

Willis Group Holdings PLC	395,000	15,428,700

XL Group PLC	1,442,811	45,347,550

		367,698,341
IT Services (0.7%)
Fidelity National Information Services, Inc.	665,600	29,885,440

		29,885,440
Leisure equipment and products (0.8%)
Hasbro, Inc. S	865,300	38,488,544

		38,488,544
Life sciences tools and services (0.7%)
Thermo Fisher Scientific, Inc.	373,900	33,015,370

		33,015,370
Machinery (0.4%)
Stanley Black & Decker, Inc.	234,200	18,553,324

		18,553,324
Media (3.5%)
Comcast Corp. Special Class A	2,643,650	102,573,620

Time Warner, Inc.	987,290	57,628,117

		160,201,737
Metals and mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	848,800	26,355,240

		26,355,240
Multi-utilities (0.5%)
Ameren Corp.	637,700	21,707,308

		21,707,308
Oil, gas, and consumable fuels (11.6%)
Apache Corp.	165,400	13,584,302

Chevron Corp.	19,600	2,405,900

Ente Nazionale Idrocarburi (ENI) SpA ADR (Italy) S	268,500	12,165,735

Exxon Mobil Corp.	909,100	82,246,277

Marathon Oil Corp.	3,965,300	136,366,667

Marathon Petroleum Corp.	1,023,500	84,438,750

Noble Energy, Inc.	243,400	14,032,010

Occidental Petroleum Corp.	91,600	8,433,612

Royal Dutch Shell PLC ADR (United Kingdom) S	1,477,210	98,042,428

Total SA (France)	164,744	8,171,001

Valero Energy Corp.	1,694,000	68,827,220

		528,713,902
Paper and forest products (0.8%)
International Paper Co.	753,110	34,756,027

		34,756,027
Pharmaceuticals (7.6%)
Eli Lilly & Co.	2,132,400	113,358,384

Johnson & Johnson	1,164,870	98,058,757

Merck & Co., Inc.	1,081,800	50,520,060

Pfizer, Inc.	3,007,710	81,899,943

		343,837,144

Equity Income Fund	19

COMMON STOCKS (92.9%)* cont.	Shares	Value

Professional services (1.2%)
Dun & Bradstreet Corp. (The) S	560,060	$54,964,288

		54,964,288
Real estate investment trusts (REITs) (1.6%)
American Tower Corp. Class A	213,600	16,626,624

Hatteras Financial Corp.	464,400	11,990,808

MFA Financial, Inc.	4,883,805	42,879,808

		71,497,240
Semiconductors and semiconductor equipment (1.8%)
Intel Corp. S	1,092,200	26,518,616

KLA-Tencor Corp.	73,200	4,120,428

NXP Semiconductor NV †	807,700	24,917,545

Texas Instruments, Inc.	784,400	28,152,116

		83,708,705
Software (0.7%)
Oracle Corp.	612,900	20,691,504

Symantec Corp. †	543,300	12,164,487

		32,855,991
Specialty retail (0.1%)
CST Brands, Inc. † S	188,222	5,720,067

		5,720,067
Tobacco (1.9%)
Altria Group, Inc.	1,323,600	47,781,960

Philip Morris International, Inc.	445,750	40,523,133

		88,305,093
Wireless telecommunication services (1.5%)
Vodafone Group PLC ADR (United Kingdom)	2,355,300	68,185,935

		68,185,935

Total common stocks (cost $3,276,731,912)		$4,231,070,417

CONVERTIBLE PREFERRED STOCKS (2.4%)*	Shares	Value

ArcelorMittal Ser. MTUS, $1.50 cv. pfd. (France)	183,261	$3,852,146

PPL Corp. $4.375 cv. pfd.	1,090,062	58,699,839

Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	3,145,945	45,181,748

Total convertible preferred stocks (cost $103,459,056)		$107,733,733

CONVERTIBLE BONDS AND NOTES (0.8%)*	Principal amount	Value

MGIC Investment Corp. cv. sr. notes 5s, 2017	$18,271,000	$19,538,551

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	6,471,000	17,313,967

Total convertible bonds and notes (cost $27,944,359)		$36,852,518

SHORT-TERM INVESTMENTS (8.7%)*	Shares	Value

Putnam Short Term Investment Fund 0.01% L	189,378,623	$189,378,623

Putnam Cash Collateral Pool, LLC 0.16% [d]	206,528,540	206,528,540

Total short-term investments (cost $395,907,163)		$395,907,163

TOTAL INVESTMENTS

Total investments (cost $3,804,042,490)		$4,771,563,831

20	Equity Income Fund

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2012 through May 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $4,553,045,798.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$346,395,122	$—	$—

Consumer staples	312,687,547	—	—

Energy	520,542,901	8,171,001	—

Financials	1,088,247,880	—	—

Health care	702,670,317	—	—

Industrials	415,070,980	—	—

Information technology	346,499,210	—	—

Materials	187,667,788	—	—

Telecommunication services	147,804,814	—	—

Utilities	155,312,857	—	—

Total common stocks	4,222,899,416	8,171,001	—

Convertible bonds and notes	—	36,852,518	—

Convertible preferred stocks	—	107,733,733	—

Short-term investments	189,378,623	206,528,540	—

Totals by level	$4,412,278,039	$359,285,792	$—

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	21

Statement of assets and liabilities 5/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $199,741,666 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,408,135,327)	$4,375,656,668
Affiliated issuers (identified cost $395,907,163) (Notes 1 and 5)	395,907,163

Dividends and interest receivable	12,761,326

Receivable for shares of the fund sold	10,033,762

Total assets	4,794,358,919

LIABILITIES

Payable for investments purchased	18,342,009

Payable for shares of the fund repurchased	10,120,701

Payable for compensation of Manager (Note 2)	1,851,341

Payable for custodian fees (Note 2)	11,255

Payable for investor servicing fees (Note 2)	1,881,667

Payable for Trustee compensation and expenses (Note 2)	715,568

Payable for administrative services (Note 2)	8,017

Payable for distribution fees (Note 2)	1,562,113

Collateral on securities loaned, at value (Note 1)	206,528,540

Other accrued expenses	291,910

Total liabilities	241,313,121

Net assets	$4,553,045,798

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,492,968,780

Undistributed net investment income (Note 1)	36,015,368

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	56,540,309

Net unrealized appreciation of investments	967,521,341

Total — Representing net assets applicable to capital shares outstanding	$4,553,045,798

(Continued on next page)

22	Equity Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,043,592,504 divided by 154,478,807 shares)	$19.70

Offering price per class A share (100/94.25 of $19.70)*	$20.90

Net asset value and offering price per class B share ($98,331,046 divided by 5,040,523 shares)**	$19.51

Net asset value and offering price per class C share ($164,207,811 divided by 8,408,371 shares)**	$19.53

Net asset value and redemption price per class M share ($39,104,203 divided by 2,005,007 shares)	$19.50

Offering price per class M share (100/96.50 of $19.50)*	$20.21

Net asset value, offering price and redemption price per class R share
($89,106,978 divided by 4,550,767 shares)	$19.58

Net asset value, offering price and redemption price per class R5 share
($13,054 divided by 662 shares)	$19.72

Net asset value, offering price and redemption price per class R6 share
($27,355,920 divided by 1,387,137 shares)	$19.72

Net asset value, offering price and redemption price per class Y share
($1,091,334,282 divided by 55,377,123 shares)	$19.71

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	23

Statement of operations Six months ended 5/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $403,599)	$58,513,186

Interest (including interest income of $42,268 from investments in affiliated issuers) (Note 5)	496,449

Securities lending (Note 1)	567,519

Total investment income	59,577,154

EXPENSES

Compensation of Manager (Note 2)	10,078,348

Investor servicing fees (Note 2)	5,638,715

Custodian fees (Note 2)	16,013

Trustee compensation and expenses (Note 2)	203,812

Distribution fees (Note 2)	5,056,004

Administrative services (Note 2)	72,646

Other	479,079

Total expenses	21,544,617

Expense reduction (Note 2)	(171,131)

Net expenses	21,373,486

Net investment income	38,203,668

Net realized gain on investments (Notes 1 and 3)	196,189,118

Net realized loss on foreign currency transactions (Note 1)	(711)

Net unrealized appreciation of investments during the period	484,626,827

Net gain on investments	680,815,234

Net increase in net assets resulting from operations	$719,018,902

The accompanying notes are an integral part of these financial statements.

24	Equity Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/13*	Year ended 11/30/12

Operations:
Net investment income	$38,203,668	$74,748,914

Net realized gain on investments
and foreign currency transactions	196,188,407	193,951,736

Net unrealized appreciation of investments	484,626,827	316,740,928

Net increase in net assets resulting from operations	719,018,902	585,441,578

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(32,522,778)	(49,871,436)

Class B	(769,161)	(1,200,348)

Class C	(1,154,057)	(1,588,302)

Class M	(341,723)	(514,371)

Class R	(839,496)	(1,249,850)

Class R5	(160)	(59)

Class R6	(165)	(62)

Class Y	(12,616,264)	(17,144,417)

From net realized long-term gain on investments
Class A	(74,888,052)	—

Class B	(2,604,615)	—

Class C	(3,730,989)	—

Class M	(988,755)	—

Class R	(2,172,464)	—

Class R5	(320)	—

Class R6	(320)	—

Class Y	(25,911,025)	—

Increase from capital share transactions (Note 4)	207,930,526	68,190,084

Total increase in net assets	768,409,084	582,062,817

NET ASSETS

Beginning of period	3,784,636,714	3,202,573,897

End of period (including undistributed net investment
income of $36,015,368 and $46,055,504, respectively)	$4,553,045,798	$3,784,636,714

* Unaudited

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
May 31, 2013**	$17.25	.17	3.00	3.17	(.22)	(.50)	(.72)	—	—	$19.70	19.03*	$3,043,593	.52*	.91*	19*
November 30, 2012	14.94	.34	2.29	2.63	(.32)	—	(.32)	—	—	17.25	17.84	2,573,319	1.06	2.08	57
November 30, 2011	14.09	.29	.82	1.11	(.26)	—	(.26)	—	— [d,e]	14.94	7.91	2,308,957	1.07	1.92	71
November 30, 2010	13.47	.21	.63	.84	(.22)	—	(.22)	— [e]	—	14.09	6.33	2,456,538	1.12	1.53	66
November 30, 2009	10.59	.24	2.87	3.11	(.23)	—	(.23)	— [e]	—	13.47	29.85	2,318,615	1.21 [f]	2.09 [f]	102
November 30, 2008	16.27	.30	(5.69)	(5.39)	(.28)	(.01)	(.29)	— [e]	—	10.59	(33.60)	1,729,477	1.04 [f]	2.09 [f]	69

Class B
May 31, 2013**	$17.09	.10	2.97	3.07	(.15)	(.50)	(.65)	—	—	$19.51	18.58*	$98,331	.89*	.53*	19*
November 30, 2012	14.80	.21	2.28	2.49	(.20)	—	(.20)	—	—	17.09	16.99	89,691	1.81	1.32	57
November 30, 2011	13.95	.17	.82	.99	(.14)	—	(.14)	—	— [d,e]	14.80	7.13	94,660	1.82	1.14	71
November 30, 2010	13.34	.10	.63	.73	(.12)	—	(.12)	— [e]	—	13.95	5.48	129,145	1.87	.76	66
November 30, 2009	10.48	.15	2.85	3.00	(.14)	—	(.14)	— [e]	—	13.34	28.96	183,148	1.96 [f]	1.35 [f]	102
November 30, 2008	16.09	.19	(5.63)	(5.44)	(.16)	(.01)	(.17)	— [e]	—	10.48	(34.11)	163,856	1.79 [f]	1.30 [f]	69

Class C
May 31, 2013**	$17.11	.10	2.97	3.07	(.15)	(.50)	(.65)	—	—	$19.53	18.58*	$164,208	.89*	.53*	19*
November 30, 2012	14.82	.21	2.29	2.50	(.21)	—	(.21)	—	—	17.11	17.00	127,606	1.81	1.33	57
November 30, 2011	13.98	.18	.81	.99	(.15)	—	(.15)	—	— [d,e]	14.82	7.11	109,414	1.82	1.20	71
November 30, 2010	13.38	.11	.62	.73	(.13)	—	(.13)	— [e]	—	13.98	5.45	87,165	1.87	.78	66
November 30, 2009	10.51	.15	2.87	3.02	(.15)	—	(.15)	— [e]	—	13.38	29.03	74,761	1.96 [f]	1.34 [f]	102
November 30, 2008	16.15	.19	(5.66)	(5.47)	(.16)	(.01)	(.17)	— [e]	—	10.51	(34.15)	45,378	1.79 [f]	1.32 [f]	69

Class M
May 31, 2013**	$17.09	.12	2.96	3.08	(.17)	(.50)	(.67)	—	—	$19.50	18.68*	$39,104	.77*	.66*	19*
November 30, 2012	14.80	.25	2.29	2.54	(.25)	—	(.25)	—	—	17.09	17.30	33,497	1.56	1.57	57
November 30, 2011	13.96	.22	.81	1.03	(.19)	—	(.19)	—	— [d,e]	14.80	7.36	31,868	1.57	1.42	71
November 30, 2010	13.35	.14	.63	.77	(.16)	—	(.16)	— [e]	—	13.96	5.77	32,614	1.62	1.02	66
November 30, 2009	10.49	.18	2.85	3.03	(.17)	—	(.17)	— [e]	—	13.35	29.30	32,972	1.71 [f]	1.59 [f]	102
November 30, 2008	16.12	.22	(5.64)	(5.42)	(.20)	(.01)	(.21)	— [e]	—	10.49	(33.96)	24,102	1.54 [f]	1.57 [f]	69

Class R
May 31, 2013**	$17.15	.14	2.98	3.12	(.19)	(.50)	(.69)	—	—	$19.58	18.87*	$89,107	.64*	.78*	19*
November 30, 2012	14.85	.29	2.30	2.59	(.29)	—	(.29)	—	—	17.15	17.60	74,914	1.31	1.82	57
November 30, 2011	14.01	.26	.81	1.07	(.23)	—	(.23)	—	— [d,e]	14.85	7.63	62,193	1.32	1.73	71
November 30, 2010	13.41	.18	.62	.80	(.20)	—	(.20)	— [e]	—	14.01	5.98	41,246	1.37	1.31	66
November 30, 2009	10.54	.21	2.87	3.08	(.21)	—	(.21)	— [e]	—	13.41	29.61	16,767	1.46 [f]	1.84 [f]	102
November 30, 2008	16.20	.27	(5.67)	(5.40)	(.25)	(.01)	(.26)	— [e]	—	10.54	(33.79)	7,136	1.29 [f]	1.89 [f]	69

Class R5
May 31, 2013**	$17.26	.20	3.01	3.21	(.25)	(.50)	(.75)	—	—	$19.72	19.30*	$13	.33*	1.09*	19*
November 30, 2012†	15.86	.18	1.31	1.49	(.09)	—	(.09)	—	—	17.26	9.43*	11	.28*	1.05*	57

Class R6
May 31, 2013**	$17.26	.20	3.02	3.22	(.26)	(.50)	(.76)	—	—	$19.72	19.35*	$27,356	.28*	1.04*	19*
November 30, 2012†	15.86	.18	1.32	1.50	(.10)	—	(.10)	—	—	17.26	9.46*	11	.24*	1.09*	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Equity Income Fund	Equity Income Fund	27

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class Y
May 31, 2013**	$17.26	.19	3.00	3.19	(.24)	(.50)	(.74)	—	—	$19.71	19.16*	$1,091,334	.39*	1.03*	19*
November 30, 2012	14.94	.38	2.30	2.68	(.36)	—	(.36)	—	—	17.26	18.20	885,588.81		2.34	57
November 30, 2011	14.09	.34	.81	1.15	(.30)	—	(.30)	—	— [d,e]	14.94	8.19	595,481.82		2.26	71
November 30, 2010	13.48	.24	.63	.87	(.26)	—	(.26)	— [e]	—	14.09	6.52	343,399.87		1.76	66
November 30, 2009	10.59	.27	2.88	3.15	(.26)	—	(.26)	— [e]	—	13.48	30.28	364,522	.96 [f]	2.33 [f]	102
November 30, 2008	16.27	.34	(5.69)	(5.35)	(.32)	(.01)	(.33)	— [e]	—	10.59	(33.43)	170,229	.79 [f]	2.34 [f]	69

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to November 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Amount represent less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2009	0.02%

November 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

28	Equity Income Fund	Equity Income Fund	29

Notes to financial statements 5/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2012 through May 31, 2013.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

30	Equity Income Fund

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $199,741,666 and the fund received cash collateral of $206,528,540.

Equity Income Fund	31

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2012, the fund had a capital loss carryover of $125,011,155 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$100,008,924	N/A	$100,008,924	November 30, 2016

25,002,231	N/A	25,002,231	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $13,153,977 recognized during the period between November 1 and November 30, 2012 to its fiscal year ending November 30, 2013.

The aggregate identified cost on a tax basis is $3,805,525,456, resulting in gross unrealized appreciation and depreciation of $991,909,726 and $25,871,351, respectively, or net unrealized appreciation of $966,038,375.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources

32	Equity Income Fund

are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,807,729	Class R5	9

Class B	127,680	Class R6	2,005

Class C	194,801	Class Y	1,347,012

Class M	49,318	Total	$5,638,715

Class R	110,161

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,928 under the expense offset arrangements and by $169,203 under the brokerage/service arrangements.

Equity Income Fund	33

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,150, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,521,418	Class M	136,867

Class B	472,175	Class R	203,942

Class C	721,602	Total	$5,056,004

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $235,114 and $2,873 from the sale of class A and class M shares, respectively, and received $20,837 and $2,500 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $120 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $774,525,913 and $828,669,049, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/13		Year ended 11/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	16,131,125	$297,725,666	25,387,129	$408,353,404

Shares issued in connection with
reinvestment of distributions	5,881,401	100,691,589	2,918,918	46,187,183

	22,012,526	398,417,255	28,306,047	454,540,587

Shares repurchased	(16,680,325)	(305,740,269)	(33,757,482)	(546,658,475)

Net increase (decrease)	5,332,201	$92,676,986	(5,451,435)	$(92,117,888)

34	Equity Income Fund

	Six months ended 5/31/13		Year ended 11/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	535,625	$9,818,432	897,499	$14,420,973

Shares issued in connection with
reinvestment of distributions	187,453	3,165,931	72,119	1,123,048

	723,078	12,984,363	969,618	15,544,021

Shares repurchased	(930,585)	(16,989,978)	(2,119,384)	(33,926,959)

Net decrease	(207,507)	$(4,005,615)	(1,149,766)	$(18,382,938)

	Six months ended 5/31/13		Year ended 11/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,417,136	$26,136,170	1,615,214	$25,780,296

Shares issued in connection with
reinvestment of distributions	235,314	3,985,068	80,117	1,253,667

	1,652,450	30,121,238	1,695,331	27,033,963

Shares repurchased	(701,711)	(12,790,184)	(1,621,691)	(26,184,977)

Net increase	950,739	$17,331,054	73,640	$848,986

	Six months ended 5/31/13		Year ended 11/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	124,918	$2,285,136	233,018	$3,766,342

Shares issued in connection with
reinvestment of distributions	77,566	1,311,793	32,010	500,328

	202,484	3,596,929	265,028	4,266,670

Shares repurchased	(157,779)	(2,871,118)	(458,681)	(7,418,097)

Net increase (decrease)	44,705	$725,811	(193,653)	$(3,151,427)

	Six months ended 5/31/13		Year ended 11/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	835,367	$15,387,767	1,476,255	$23,656,601

Shares issued in connection with
reinvestment of distributions	163,560	2,779,876	73,718	1,160,627

	998,927	18,167,643	1,549,973	24,817,228

Shares repurchased	(816,154)	(14,915,552)	(1,370,355)	(21,919,234)

Net increase	182,773	$3,252,091	179,618	$2,897,994

			For the period 7/3/12
			(commencement of operations)
	Six months ended 5/31/13		to 11/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	631	$10,000

Shares issued in connection with
reinvestment of distributions	28	480	3	59

	28	480	634	10,059

Shares repurchased	—	—	—	—

Net increase	28	$480	634	$10,059

Equity Income Fund	35

			For the period 7/3/12
			(commencement of operations)
	Six months ended 5/31/13		to 11/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	1,454,893	$27,751,033	631	$10,000

Shares issued in connection with
reinvestment of distributions	28	485	3	62

	1,454,921	27,751,518	634	10,062

Shares repurchased	(68,418)	(1,342,670)	—	—

Net increase	1,386,503	$26,408,848	634	$10,062

	Six months ended 5/31/13		Year ended 11/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,975,191	$184,312,438	22,257,733	$354,488,641

Shares issued in connection with
reinvestment of distributions	2,189,237	37,528,794	1,040,431	16,524,311

	12,164,428	221,841,232	23,298,164	371,012,952

Shares repurchased	(8,103,155)	(150,300,361)	(11,846,742)	(192,937,716)

Net increase	4,061,273	$71,540,871	11,451,422	$178,075,236

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	662	100.0%	$13,054

Class R6	662	0.01	13,064

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$15,593,271	$346,985,194	$362,578,465	$22,810	$—

Putnam Short Term
Investment Fund*	—	317,705,354	128,326,731	19,458	189,378,623

Totals	$15,593,271	$664,690,548	$490,905,196	$42,268	$189,378,623

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

36	Equity Income Fund

Note 7: New Accounting Pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Equity Income Fund	37

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

38	Equity Income Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Equity Income Fund	39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40	Equity Income Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Equity Income Fund	41

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42	Equity Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Elizabeth T. Kennan	and Clerk
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Janet C. Smith
One Post Office Square	George Putnam, III	Vice President,
Boston, MA 02109	Robert L. Reynolds	Principal Accounting Officer,
	W. Thomas Stephens	and Assistant Treasurer
Custodian
State Street Bank	Officers	Susan G. Malloy
and Trust Company	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Jonathan S. Horwitz	James P. Pappas
	Executive Vice President,	Vice President
Principal Executive Officer, and
	Compliance Liaison	Mark C. Trenchard
Vice President and
	Steven D. Krichmar	BSA Compliance Officer
Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Equity Income Fund	43

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44	Equity Income Fund

1937 75 YEARS 2012

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA020
281879 7/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 26, 2013